SECURITIES & EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

          ----------------------------------------------

                            FORM 8-K

     CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE

                 SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):

                         March 15, 1999


                     -----------------------

                     Commission File #1-7090

                        PHARMHOUSE CORP.

     ------------------------------------------------------

     (Exact name of registrant as specified in its charter)

              New York                       13-2634868

  ------------------------------        -------------------
  (State of other jurisdiction of        (I.R.S. Employer
   incorporation or organization)        Identification No.)

    Route 18, MidState Shopping Center
    East Brunswick, New Jersey                  08816
    ----------------------------------   -------------------
(Address of principal executive offices)     (Zip Code)

Registrants telephone number, including area code:

                       (732) 698-1166
                       --------------

(Former name or former address, if changed since last report.)


Item 2.  Acquisition or Disposition of Assets

     On March 15, 1999, Pharmhouse Corp. ("Pharmhouse" or the "Registrant") completed the merger (the "Merger"), with Pharmacy Acqusition Corp. ("PAC"), a wholly owned subsidiary of Phar-Mor, Inc. ("Phar-Mor"), pursuant to the Agreement and Plan of Merger, dated as of December 17, 1998, among Pharmhouse, PAC and Phar-Mor (the "Merger Agreement"). As a result of the Merger, Pharmhouse became a wholly owned subsidiary of Phar-Mor.

     Subject to the terms of the Merger Agreement, each Common Share, $.01 par value, of Pharmhouse was converted into the right to receive cash. The Merger Agreement provided for a merger price per share of $3.25 subject to certain adjustments. As a result of the application of these adjustments, the final adjusted cash merger price to be received by the shareholders of Pharmhouse is $2.88 per Common Share.

     The Merger was approved and adopted by the affirmative vote of the holders of more than two thirds of the outstanding Common
Shares of Pharmhouse at a Special Meeting of Shareholders held on March 4, 1999.

     For further information concerning the background of the Merger and the terms and conditions of the Merger Agreement, reference is made to the definitive Proxy Statement, dated February 9, 1999, and supplements thereto, dated February 18, 1999, which are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     (a)  Financial Statements of Business Acquired

          N/A

     (b)  Pro Forma Financial Statements

          N/A

     (c)  Exhibits

      1. Agreement and Plan of Merger dated December 17, 1998 among Pharmhouse Corp., Phar-Mor, Inc. and Pharmacy Acquisition Corp. Filed as Exhibit 1 to the Registrant's Form 8-K report dated December 17, 1998 (the "December 17, 1998 8-K") and incorporated herein by reference.

      2. Subordinatead Convertible Note Purchase Agreement, dated as of December 17, 1998, between Pharmhouse Corp. and Phar-Mor, Inc. Filed as Exhibit 2 to the December 17, 1998 8-K and incorporated herein by reference.

      3. Subordinated Convertible promissory Note dated December 17, 1998 in the principal amount of $2,000,000. Filed as Exhibit 3 to the December 17, 1998 8-K and incorporated herein by reference.

      4. Voting and Payment Agreement dated as of December 17, 1998 between Phar-Mor, Inc. and Kenneth Davis. Filed as Exhibit 4 to the December 17, 1998 8-K and incorporated herein by reference.

      5. Voting and Payment Agreement dated as of December 17, 1998 between Phar-Mor, Inc. and Marcie Davis. Filed as Exhibit 5 to the December 17, 1998 8-K and incorporated herein by reference.

      6. Voting and Payment Agreement dated as of December 17, 1998 between Phar-Mor, Inc. and Anne Brecker. Filed as Exhibit 6 to the December 17, 1998 8-K and incorporated herein by reference.

      7. Voting and Payment Agreement dated as of December 17, 1998 between Phar-Mor, Inc. and Manfred Brecker. Filed as Exhibit 7 to the December 17, 1998 8-K and incorporated herein by reference.

      8. Definitive Proxy Statement of the Registrant, dated February 9, 1999. Filed with the Commission and incorporated herein by reference.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 15, 1999              PHARMHOUSE CORP.



                                   /s/ Marcie B. Davis
                                   -------------------
                                   Marcie B. Davis
                                   Executive Vice President
                                   Secretary